Exhibit 10.21

First Amendment to the Development Agreement

Between

STRATEC Biomedical AG (“STRATEC”) Gewerbestr. 37, 75217 Birkenfeld, Germany

and

Quotient QS IP Ltd. (“QBD”), PO Box 1075, Elizabeth House, 9 Castle Street, St Helier

JE4 2QP, Jersey, Channel Islands

(hereinafter referred together as “Parties”)

WHEREAS on January, 7st 2014 the Parties have signed a Development Agreement (“Development Agreement”).

NOW, THEREFORE STRATEC and QBD hereby agree to amend the Development Agreement of January 7st 2014 in the following way:

1.	Amendment to Exhibit 1.

The Project Proposal (Exhibit 1 B 1-4) will be removed from the Exhibit list of the Development Agreement.

2.	The Definition of the Project Proposal will be adapted as follows:

“Project Proposal. As used herein Project Proposal” shall mean the project proposal dated June 11, 2013 previously provided by STRATEC to Quotient.”

All remaining terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the First Amendment Effective Date.

STRATEC Biomedical AG		Quotient QS IP Ltd

	/s/ Robert Siegle		/s/ Edward Farell

Name:	Dr. Robert Siegle	Name:	Edward Farell

Title:	Member, Board of Management	Title:	PRESIDENT

Date:	March 3, 2014	Date:	3 MARCH 2014